EXHIBIT 99.1


NEW YORK, July 26, 1999 -- American Express Company today reported record quarterly net income of $646 million, up from $578 million in the same period a year ago. Diluted earnings per share rose 14 percent to $1.41 compared with $1.24. Net revenues totaled $4.8 billion, up 12 percent from $4.3 billion. The company's return on equity was 25.3 percent.

These results were in line with American Express' long-term targets of 12-15 percent earnings per share growth and at least 8 percent growth in revenues. Return on equity exceeded the company's long-term target of 18-20 percent. The 1999 second-quarter results reflect strong earnings and revenue growth at Travel Related Services and American Express Financial Advisors.

Due to a change in accounting rules, the Company is required to capitalize software costs rather than to expense them as they occur. For the second quarter of 1999, this amounted to a benefit of $67 million (net of amortization). This benefit was offset by increased investment spending and therefore had no material impact on net income.

TRAVEL RELATED SERVICES (TRS) reported record quarterly net income of $411 million, up 14 percent from $360 million in the second quarter a year ago.

TRS' net revenues increased 12 percent from the prior year, reflecting higher billed business in the United States and internationally, growth in Cardmember loans and higher travel commissions and fees.

The improvement in billed business resulted from higher spending per Cardmember, which was based on several factors, including the benefits of rewards programs and expanded merchant coverage. This growth came despite the Company's decision last year to withdraw from the U.S. Government card business, which represented approximately $3.5 billion in annualized spending and 1.6 million cards. Excluding the loss of the Government card business, total cards in force rose 1.7 million from a year ago, with about one million of these cards added in the current quarter. The increase in travel commissions and fees was driven by acquisitions during the latter part of 1998, which increased revenues and expenses, but did not have a material effect on earnings. Other revenues also increased, resulting principally from a higher level of securitized receivables, acquisitions and core business growth.

The provision for losses on the charge card portfolio rose as a result of higher volume, partly offset by a continued improvement in credit quality. The provision for losses on the lending portfolio declined as a result of securitizing a portion of the portfolio and improved loss rates, which more than offset the impact of higher loan volumes. Human resources expenses rose, mainly due to acquisitions and increased business volumes. Other operating expenses increased due in part to the cost of Cardmember loyalty programs, business growth and investment spending.

The securitization of credit card receivables produced a gain of $99 million ($64 million after-tax). This gain, and the previously mentioned benefit from software capitalization, were offset by higher spending on marketing and promotion related to card acquisition, Internet activities and other business building initiatives. A similar gain of $36 million ($23 million after-tax) a year ago was offset by increased spending on marketing and promotion. These items had no material impact on net income or total expenses in either period.

AMERICAN EXPRESS FINANCIAL ADVISORS (AEFA) reported record quarterly net income of $242 million, up 14 percent from $212 million reported a year ago.

Net revenues and earnings growth benefited from higher fee revenues due to an increase in managed assets, reflecting positive net sales and market appreciation, as well as wider investment margins. AEFA reported record sales of mutual funds and investment certificates. Sales of life and other insurance products and annuities increased. Human resources expenses rose, largely because of compensation costs associated with higher sales and asset levels. Other operating expenses rose primarily from costs related to higher business volumes and investments to build the business.

AMERICAN EXPRESS BANK/TRAVELERS CHEQUE (AEB/TC) reported quarterly net income of $38 million compared with $47 million a year ago. Travelers Cheque results were in line with the prior year.

Net income declined as a result of lower foreign exchange trading revenues, primarily in Asia, and higher operating expenses due to costs associated with new consumer product introductions and realigning business activities in certain countries.

CORPORATE AND OTHER reported net expenses of $45 million, compared with $41 million a year ago.

American Express Company (http://www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.


                     American Express Company
                     ------------------------
                         Financial Summary
                         -----------------
                            (Unaudited)

(Dollars in millions)

                                      Quarter Ended
                                         June 30,
                                      -------------   Percentage
                                     1999       1998   Inc/(Dec)
                                     ----       ----   ---------
Net Revenues by Segment (A)
---------------------------
  Travel Related Services           $3,678     $3,270      12.5 %
  American Express Financial
    Advisors                           916        807      13.6
  American Express Bank/
    Travelers Cheque                   259        251       3.0
                                     -----      -----
                                     4,853      4,328      12.1
  Corporate and Other,
    including adjustments
     and eliminations                  (33)       (42)     21.9
                                     -----      -----
CONSOLIDATED NET REVENUES (A)       $4,820     $4,286      12.5
                                     =====      =====

Pretax Income by Segment
------------------------
  Travel Related Services             $628       $546      15.0
  American Express Financial
    Advisors                           353        309      14.2
  American Express Bank/
    Travelers Cheque                     6         23     (73.9)
                                       ---        ---
                                       987        878      12.4
  Corporate and Other                  (92)       (78)    (17.1)
                                       ---        ---
PRETAX INCOME                         $895       $800      11.9
                                       ===        ===

Net Income by Segment
---------------------
  Travel Related Services             $411       $360      14.0
  American Express Financial
    Advisors                           242        212      14.2
  American Express Bank/
    Travelers Cheque                    38         47     (18.1)
                                       ---        ---
                                       691        619      11.7
  Corporate and Other                  (45)       (41)     (9.4)
                                       ---        ---
NET INCOME                            $646       $578      11.8
                                       ===        ===

                                     Six Months Ended
                                         June 30,
                                     ---------------- Percentage
                                     1999       1998   Inc/(Dec)
                                     ----       ----   ---------
Net Revenues by Segment (A)
---------------------------
  Travel Related Services           $7,099     $6,353      11.7 %
  American Express Financial
    Advisors                         1,802      1,541      16.9
  American Express Bank/
    Travelers Cheque                   506        508      (0.6)
                                     -----      -----
                                     9,407      8,402      12.0
  Corporate and Other,
    including adjustments and
      eliminations                     (75)       (82)      8.5
                                     -----      -----
CONSOLIDATED NET REVENUES (A)       $9,332     $8,320      12.2
                                     =====      =====

Pretax Income by Segment
------------------------
  Travel Related Services           $1,182     $1,028      15.0
  American Express Financial
    Advisors                           665        580      14.5
  American Express Bank/
    Travelers Cheque                    18       (151)        -
                                     -----      -----
                                     1,865      1,457      28.0
  Corporate and Other                 (178)       (44)        #
                                     -----      -----
PRETAX INCOME                       $1,687     $1,413      19.4
                                     =====      =====

Net Income by Segment
---------------------
  Travel Related Services             $774       $676      14.5
  American Express Financial
    Advisors                           456        398      14.5
  American Express Bank/
    Travelers Cheque                    79        (36)        -
                                     -----      -----
                                     1,309      1,038      26.1
  Corporate and Other                  (88)        (1)        #
                                     -----      -----
NET INCOME                          $1,221     $1,037      17.7
                                     =====      =====

#  Denotes variance of more than 100%.

(A) Net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits.



                   American Express Company
                   ------------------------
                 Financial Summary (continued)
                 -----------------------------
                          (Unaudited)

                                   Quarter Ended
                                      June 30,
                                   -------------   Percentage
                                   1999     1998   Inc/(Dec)
                                   ----     ----   ---------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share       $1.44    $1.27     13.4 %
                                   ====     ====
  Average common shares
    outstanding (millions)        447.4    456.3     (2.0)
                                  =====    =====

Diluted
-------
  Earnings Per Common Share       $1.41    $1.24     13.7
                                   ====     ====
  Average common shares
    outstanding (millions)        457.1    465.3     (1.8)
                                  =====    =====

Cash dividends declared per
   common share                  $0.225   $0.225        -
                                  =====    =====


                                  Six Months Ended
                                       June 30,
                                  ----------------   Percentage
                                   1999      1998    Inc/(Dec)
                                   ----      ----    ----------
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share       $2.73     $2.26       20.8 %
                                   ====      ====
  Average common shares
    outstanding (millions)        447.5     458.4       (2.4)
                                  =====     =====

Diluted
-------
  Earnings Per Common Share       $2.67     $2.22       20.3
                                   ====      ====
  Average common shares
    outstanding (millions)        456.5     467.4       (2.3)
                                  =====     =====

Cash dividends declared per
    common share                  $0.45     $0.45          -
                                   ====      ====


                    Selected Statistical Information
                    --------------------------------
                             (Unaudited)


                                      Quarter Ended
                                         June 30,
                                      -------------   Percentage
                                      1999     1998   Inc/(Dec)
                                      ----     ----   ----------
Return on Average Equity*            25.3%    23.5%        -
Common Shares
  Outstanding (millions)             449.0    456.8     (1.7)%
Book Value per Common Share:
  Actual                            $21.74   $20.35      6.8 %
  Pro Forma*                        $21.77   $19.11     13.9 %
Shareholders' Equity (billions)       $9.8     $9.3      5.0 %

                                     Six Months Ended
                                         June 30,
                                     ----------------  Percentage
                                      1999     1998    Inc/(Dec)
                                      ----     ----    ----------
Return on Average Equity*            25.3%    23.5%         -
Common Shares
  Outstanding (millions)             449.0    456.8      (1.7)%
Book Value per Common Share:
  Actual                            $21.74   $20.35       6.8 %
  Pro Forma*                        $21.77   $19.11      13.9 %
Shareholders' Equity (billions)       $9.8     $9.3       5.0 %

*  Excludes the effect of SFAS No. 115.



                 American Express Company
                 ------------------------
                    Financial Summary
                    -----------------
                       (Unaudited)

(Dollars in millions)

                                                   Quarter Ended
                                                      June 30,
                                                        1999
                                                        ----
Net Revenues by Segment (A)
---------------------------
  Travel Related Services                              $3,678
  American Express Financial Advisors                     916
  American Express Bank/Travelers Cheque                  259
                                                        -----
                                                        4,853
  Corporate and Other,
    including adjustments and eliminations                (33)
                                                        -----
CONSOLIDATED NET REVENUES (A)                          $4,820
                                                        =====

Pretax Income by Segment
------------------------
  Travel Related Services                                $628
  American Express Financial Advisors                     353
  American Express Bank/Travelers Cheque                    6
                                                          ---
                                                          987
  Corporate and Other                                     (92)
                                                          ---
PRETAX INCOME                                            $895
                                                          ===

Net Income by Segment
---------------------
  Travel Related Services                                $411
  American Express Financial Advisors                     242
  American Express Bank/Travelers Cheque                   38
                                                          ---
                                                          691
  Corporate and Other                                     (45)
                                                          ---
NET INCOME                                               $646
                                                          ===


                                                  Quarter Ended
                                                     March 31,
                                                       1999
                                                       ----
Net Revenues by Segment (A)
---------------------------
  Travel Related Services                              $3,421
  American Express Financial Advisors                     885
  American Express Bank/Travelers Cheque                  247
                                                        -----
                                                        4,553
  Corporate and Other,
    including adjustments and eliminations                (42)
                                                        -----
CONSOLIDATED NET REVENUES (A)                          $4,511
                                                        =====

Pretax Income by Segment
------------------------
  Travel Related Services                                $554
  American Express Financial Advisors                     312
  American Express Bank/Travelers Cheque                   12
                                                          ---
                                                          878
  Corporate and Other                                     (87)
                                                          ---
PRETAX INCOME                                            $791
                                                          ===

Net Income by Segment
---------------------
  Travel Related Services                                $363
  American Express Financial Advisors                     214
  American Express Bank/Travelers Cheque                   41
                                                          ---
                                                          618
  Corporate and Other                                     (43)
                                                          ---
NET INCOME                                               $575
                                                          ===


                                                   Quarter Ended
                                                    December 31,
                                                        1998
                                                        ----
Net Revenues by Segment (A)
---------------------------
  Travel Related Services                               $3,545
  American Express Financial Advisors                      837
  American Express Bank/Travelers Cheque                   239
                                                         -----
                                                         4,621
  Corporate and Other,
    including adjustments and eliminations                 (67)
                                                         -----
CONSOLIDATED NET REVENUES (A)                           $4,554
                                                         =====

Pretax Income by Segment
------------------------
  Travel Related Services                                 $483
  American Express Financial Advisors                      304
  American Express Bank/Travelers Cheque                     2
                                                           ---
                                                           789
  Corporate and Other                                      (76)
                                                           ---
PRETAX INCOME                                             $713
                                                           ===

Net Income by Segment
---------------------
  Travel Related Services                                 $326
  American Express Financial Advisors                      209
  American Express Bank/Travelers Cheque                    36
                                                           ---
                                                           571
  Corporate and Other                                      (41)
                                                           ---
NET INCOME                                                $530
                                                           ===

                                                   Quarter Ended
                                                   September 30,
                                                       1998
                                                       ----
Net Revenues by Segment (A)
---------------------------
  Travel Related Services                               $3,339
  American Express Financial Advisors                      802
  American Express Bank/Travelers Cheque                   255
                                                         -----
                                                         4,396
  Corporate and Other,
    including adjustments and eliminations                 (54)
                                                         -----
CONSOLIDATED NET REVENUES (A)                           $4,342
                                                         =====

Pretax Income by Segment
------------------------
  Travel Related Services                                 $554
  American Express Financial Advisors                      308
  American Express Bank/Travelers Cheque                    20
                                                           ---
                                                           882
  Corporate and Other                                      (83)
                                                           ---
PRETAX INCOME                                             $799
                                                           ===

Net Income by Segment
---------------------
  Travel Related Services                                 $362
  American Express Financial Advisors                      211
  American Express Bank/Travelers Cheque                    43
                                                           ---
                                                           616
  Corporate and Other                                      (42)
                                                           ---
NET INCOME                                                $574
                                                           ===

                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                        ----
Net Revenues by Segment (A)
---------------------------
  Travel Related Services                               $3,270
  American Express Financial Advisors                      807
  American Express Bank/Travelers Cheque                   251
                                                         -----
                                                         4,328
  Corporate and Other,
    including adjustments and eliminations                 (42)
                                                         -----
CONSOLIDATED NET REVENUES (A)                           $4,286
                                                         =====

Pretax Income by Segment
------------------------
  Travel Related Services                                 $546
  American Express Financial Advisors                      309
  American Express Bank/Travelers Cheque                    23
                                                           ---
                                                           878
  Corporate and Other                                      (78)
                                                           ---
PRETAX INCOME                                             $800
                                                           ===

Net Income by Segment
---------------------
  Travel Related Services                                 $360
  American Express Financial Advisors                      212
  American Express Bank/Travelers Cheque                    47
                                                           ---
                                                           619
  Corporate and Other                                      (41)
                                                           ---
NET INCOME                                                $578
                                                           ===


(A) Net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits.



                   American Express Company
                   ------------------------
                 Financial Summary (continued)
                 -----------------------------
                          (Unaudited)



                                                   Quarter Ended
                                                     June 30,
                                                       1999
                                                       ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                               $1.44
                                                           ====
  Average common shares outstanding (millions)            447.4
                                                          =====

Diluted
-------
  Earnings Per Common Share                               $1.41
                                                           ====
  Average common shares outstanding (millions)            457.1
                                                          =====

Cash dividends declared per common share                 $0.225
                                                          =====


                                                   Quarter Ended
                                                      March 31,
                                                        1999
                                                        ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                              $1.28
                                                          ====
  Average common shares outstanding (millions)           447.7
                                                         =====

Diluted
-------
  Earnings Per Common Share                              $1.26
                                                          ====
  Average common shares outstanding (millions)           456.2
                                                         =====

Cash dividends declared per common share                $0.225
                                                         =====



                                                   Quarter Ended
                                                    December 31,
                                                        1998
                                                        ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                              $1.18
                                                          ====
  Average common shares outstanding (millions)           448.7
                                                         =====

Diluted
-------
  Earnings Per Common Share                              $1.16
                                                          ====
  Average common shares outstanding (millions)           456.0
                                                         =====

Cash dividends declared per common share                $0.225
                                                         =====


                                                   Quarter Ended
                                                   September 30,
                                                        1998
                                                        ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                              $1.27
                                                          ====
  Average common shares outstanding (millions)           451.6
                                                         =====

Diluted
-------
  Earnings Per Common Share                              $1.25
                                                          ====
  Average common shares outstanding (millions)           459.6
                                                         =====

Cash dividends declared per common share                $0.225
                                                         =====


                                                   Quarter Ended
                                                      June 30,
                                                        1998
                                                        ----
EARNINGS PER SHARE

Basic
-----
  Earnings Per Common Share                              $1.27
                                                          ====
  Average common shares outstanding (millions)           456.3
                                                         =====

Diluted
-------
  Earnings Per Common Share                              $1.24
                                                          ====
  Average common shares outstanding (millions)           465.3
                                                         =====

Cash dividends declared per common share                $0.225

                                                         =====


               Selected Statistical Information
               --------------------------------
                         (Unaudited)

                                                  Quarter Ended
                                                     June 30,
                                                       1999
                                                       ----
Return on Average Equity*                              25.3%
Common Shares Outstanding (millions)                   449.0
Book Value per Common Share:
     Actual                                           $21.74
     Pro Forma*                                       $21.77
Shareholders' Equity (billions)                         $9.8


                                                  Quarter Ended
                                                     March 31,
                                                       1999
                                                       ----

Return on Average Equity*                              25.1%
Common Shares Outstanding (millions)                   450.0
Book Value per Common Share:
     Actual                                           $21.74
     Pro Forma*                                       $20.92
Shareholders' Equity (billions)                         $9.8


                                                  Quarter Ended
                                                   December 31,
                                                       1998
                                                       ----

Return on Average Equity*                              24.0%
Common Shares Outstanding (millions)                   450.5
Book Value per Common Share:
     Actual                                           $21.53
     Pro Forma*                                       $20.24
Shareholders' Equity (billions)                         $9.7


                                                  Quarter Ended
                                                  September 30,
                                                       1998
                                                       ----

Return on Average Equity*                              23.9%
Common Shares Outstanding (millions)                   452.3
Book Value per Common Share:
     Actual                                           $20.79
     Pro Forma*                                       $19.28
Shareholders' Equity (billions)                         $9.4


                                                  Quarter Ended
                                                     June 30,
                                                       1998
                                                       ----

Return on Average Equity*                              23.5%
Common Shares Outstanding (millions)                   456.8
Book Value per Common Share:
     Actual                                           $20.35
     Pro Forma*                                       $19.11
Shareholders' Equity (billions)                         $9.3


*   Excludes the effect of SFAS No. 115.



(Preliminary)      Travel Related Services
                   -----------------------
                     Statement of Income
                     -------------------
                        (Unaudited)

(Dollars in millions)

                                      Quarter Ended
                                        June 30,
                                    ----------------   Percentage
                                      1999      1998   Inc/(Dec)
                                      ----      ----   ---------
Net Revenues:
  Discount Revenue                   $1,662    $1,525       9.0 %
  Net Card Fees                         393       398      (1.4)
  Travel Commissions and Fees           469       403      16.2
  Other Revenues                        845       614      37.8
  Lending:
    Finance Charge Revenue              465       493      (5.6)
    Interest Expense                    156       163      (4.3)
                                      -----     -----
      Net Finance Charge Revenue        309       330      (6.3)
                                      -----     -----
    Total Net Revenues                3,678     3,270      12.5
                                      -----     -----
Expenses:
  Marketing and Promotion               325       275      18.4
  Provision for Losses and Claims:
    Charge Card                         249       236       5.2
    Lending                             137       187     (26.6)
    Other                                14        11      17.4
                                      -----     -----
      Total                             400       434      (8.1)
                                      -----     -----
  Charge Card Interest Expense          198       203      (2.3)
  Net Discount Expense                  131       170     (23.1)
  Human Resources                       968       843      14.9
  Other Operating Expenses            1,028       799      28.7
                                      -----     -----
    Total Expenses                    3,050     2,724      12.0
                                      -----     -----
Pretax Income                           628       546      15.0
Income Tax Provision                    217       186      16.8
                                      -----     -----
Net Income                             $411      $360      14.0
                                      =====     =====



(Preliminary)         Travel Related Services
                      -----------------------
                        Statement of Income
                        -------------------
                  (Unaudited, Managed Asset Basis)

(Dollars in millions)
                                        Quarter Ended
                                          June 30,
                                      ---------------  Percentage
                                        1999      1998  Inc/(Dec)
                                        ----      ----  ---------
Net Revenues:
  Discount Revenue                    $1,662    $1,525      9.0 %
  Net Card Fees                          393       393        -
  Travel Commissions and Fees            469       403     16.2
  Other Revenues                         669       536     25.0
  Lending:
    Finance Charge Revenue               684       595     14.9
    Interest Expense                     208       197      5.5
                                       -----     -----
      Net Finance Charge Revenue         476       398     19.5
                                       -----     -----
    Total Net Revenues                 3,669     3,255     12.7
                                       -----     -----
Expenses:
  Marketing and Promotion                267       239     11.9
  Provision for Losses and Claims:
    Charge Card                          288       307     (6.0)
    Lending                              260       251      3.6
    Other                                 14        11     17.4
                                       -----     -----
      Total                              562       569     (1.3)
                                       -----     -----
  Charge Card Interest Expense           257       259     (1.3)
  Human Resources                        968       843     14.9
  Other Operating Expenses               987       799     23.6
                                       -----     -----
    Total Expenses                     3,041     2,709     12.3
                                       -----     -----
Pretax Income                            628       546     15.0
Income Tax Provision                     217       186     16.8
                                       -----     -----
Net Income                              $411      $360     14.0
                                       =====     =====


This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125
(SFAS No. 125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $99 million ($64 million after-tax) and $36 million ($23 million after-tax) in the second quarter of 1999 and 1998, respectively, related to the securitization of U.S. receivables. These gains were invested in additional Marketing and Promotion expenses in both years and other business building initiatives in 1999 and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating
Expenses have been eliminated in each quarter.



(Preliminary)        Travel Related Services
                     -----------------------
                 Selected Statistical Information
                 --------------------------------
                          (Unaudited)

(Amounts in billions, except percentages and where indicated)


                                        Quarter Ended
                                           June 30,
                                        -------------  Percentage
                                         1999    1998   Inc/(Dec)
                                         ----    ----   ---------
Total Cards in Force (millions):
  United States                           28.7      29.6   (3.0)%
  Outside the United States               15.2      14.2    6.8
                                          ----      ----
    Total                                 43.9      43.8    0.2
                                          ====      ====
Basic Cards in Force (millions):
  United States                           22.5      23.3   (3.6)
  Outside the United States               11.7      11.0    6.1
                                          ----      ----
    Total                                 34.2      34.3   (0.4)
                                          ====      ====
Card Billed Business:
  United States                          $46.0     $41.4   11.0
  Outside the United States               16.4      15.4    7.3
                                          ----      ----
    Total                                $62.4     $56.8   10.0
                                          ====      ====

Average Discount Rate*                   2.73%     2.72%      -
Average Basic Cardmember
  Spending (dollars)*                   $1,933    $1,717   12.6
Average Fee per Card (dollars)*            $38       $38      -

Travel Sales                              $6.0      $4.9   22.3
Travel Commissions and Fees/Sales**       7.8%      8.2%      -

Total Debt                               $30.6     $24.0   27.6
Shareholder's Equity                      $5.3      $5.0    6.4
Return on Average Equity***              28.8%     26.5%      -
Return on Average Assets***               3.3%      3.2%      -

* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
** Computed from information provided herein.
***Excluding the effect of SFAS No. 115.



(Preliminary)       Travel Related Services
                    -----------------------
           Selected Statistical Information (continued)
           --------------------------------------------
                          (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                        Quarter Ended
                                           June 30,
                                        -------------- Percentage
                                         1999     1998  Inc/(Dec)
                                         ----     ---- ----------
Owned and Managed Charge Card
  Receivables:
  Total Receivables                     $24.6    $23.4      5.3 %
  90 Days Past Due as a % of Total       2.6%     3.1%        -
  Loss Reserves (millions)               $932   $1,015     (8.2)
    % of Receivables                     3.8%     4.3%        -
    % of 90 Days Past Due                148%     142%        -
  Net Loss Ratio                        0.39%    0.46%        -

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                           $18.3    $14.8     23.2
  Past Due Loans as a % of Total:
    30-89 Days                           1.8%     2.3%        -
    90+ Days                             0.9%     1.1%        -
  Loss Reserves (millions):
    Beginning Balance                    $623     $591      5.5
    Provision                             209      219     (4.4)
    Net Charge-Offs/Other                (230)    (233)    (0.8)
                                          ---      ---
      Ending Balance                     $602     $577      4.3
                                          ===      ===
    % of Loans                           3.3%     3.9%        -
    % of Past Due                        124%     115%        -
  Average Loans                         $17.4    $14.5     20.5
  Net Write-Off Rate                     5.3%     6.6%        -
  Net Interest Yield                     9.3%     9.5%        -



(Preliminary)     Travel Related Services
                  -----------------------
                    Statement of Income
                    -------------------
                       (Unaudited)

(Dollars in millions)

                                                Quarter Ended
                                                   June 30,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,662
  Net Card Fees                                       393
  Travel Commissions and Fees                         469
  Other Revenues                                      845
  Lending:
    Finance Charge Revenue                            465
    Interest Expense                                  156
                                                    -----
      Net Finance Charge Revenue                      309
                                                    -----
    Total Net Revenues                              3,678
                                                    -----
Expenses:
  Marketing and Promotion                             325
  Provision for Losses and Claims:
    Charge Card                                       249
    Lending                                           137
    Other                                              14
                                                    -----
      Total                                           400
                                                    -----
  Charge Card Interest Expense                        198
  Net Discount Expense                                131
  Human Resources                                     968
  Other Operating Expenses                          1,028
                                                    -----
    Total Expenses                                  3,050
                                                    -----
Pretax Income                                         628
Income Tax Provision                                  217
                                                    -----
Net Income                                           $411
                                                    =====


                                                Quarter Ended
                                                   March 31,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,514
  Net Card Fees                                       403
  Travel Commissions and Fees                         426
  Other Revenues                                      731
  Lending:
    Finance Charge Revenue                            503
    Interest Expense                                  156
                                                    -----
      Net Finance Charge Revenue                      347
                                                    -----
    Total Net Revenues                              3,421
                                                    -----
Expenses:
  Marketing and Promotion                             270
  Provision for Losses and Claims:
    Charge Card                                       182
    Lending                                           235
    Other                                              14
                                                    -----
      Total                                           431
                                                    -----
  Charge Card Interest Expense                        183
  Net Discount Expense                                143
  Human Resources                                     912
  Other Operating Expenses                            928
                                                    -----
    Total Expenses                                  2,867
                                                    -----
Pretax Income                                         554
Income Tax Provision                                  191
                                                    -----
Net Income                                           $363
                                                    =====


                                                Quarter Ended
                                                 December 31,
                                                     1998
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,639
  Net Card Fees                                       398
  Travel Commissions and Fees                         452
  Other Revenues                                      687
  Lending:
    Finance Charge Revenue                            535
    Interest Expense                                  166
                                                    -----
      Net Finance Charge Revenue                      369
                                                    -----
    Total Net Revenues                              3,545
                                                    -----
Expenses:
  Marketing and Promotion                             301
  Provision for Losses and Claims:
    Charge Card                                       100
    Lending                                           293
    Other                                              14
                                                    -----
      Total                                           407
                                                    -----
  Charge Card Interest Expense                        211
  Net Discount Expense                                185
  Human Resources                                     990
  Other Operating Expenses                            968
                                                    -----
    Total Expenses                                  3,062
                                                    -----
Pretax Income                                         483
Income Tax Provision                                  157
                                                    -----
Net Income                                           $326
                                                    =====


                                                Quarter Ended
                                                September 30,
                                                     1998
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,522
  Net Card Fees                                       393
  Travel Commissions and Fees                         441
  Other Revenues                                      645
  Lending:
    Finance Charge Revenue                            502
    Interest Expense                                  164
                                                    -----
      Net Finance Charge Revenue                      338
                                                    -----
    Total Net Revenues                              3,339
                                                    -----
Expenses:
  Marketing and Promotion                             310
  Provision for Losses and Claims:
    Charge Card                                       148
    Lending                                           224
    Other                                              17
                                                    -----
      Total                                           389
                                                    -----
  Charge Card Interest Expense                        199
  Net Discount Expense                                170
  Human Resources                                     924
  Other Operating Expenses                            793
                                                    -----
    Total Expenses                                  2,785
                                                    -----
Pretax Income                                         554
Income Tax Provision                                  192
                                                    -----
Net Income                                           $362
                                                    =====


                                                Quarter Ended
                                                   June 30,
                                                     1998
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,525
  Net Card Fees                                       398
  Travel Commissions and Fees                         403
  Other Revenues                                      614
  Lending:
    Finance Charge Revenue                            493
    Interest Expense                                  163
                                                    -----
      Net Finance Charge Revenue                      330
                                                    -----
    Total Net Revenues                              3,270
                                                    -----
Expenses:
  Marketing and Promotion                             275
  Provision for Losses and Claims:
    Charge Card                                       236
    Lending                                           187
    Other                                              11
                                                    -----
      Total                                           434
                                                    -----
  Charge Card Interest Expense                        203
  Net Discount Expense                                170
  Human Resources                                     843
  Other Operating Expenses                            799
                                                    -----
    Total Expenses                                  2,724
                                                    -----
Pretax Income                                         546
Income Tax Provision                                  186
                                                    -----
Net Income                                           $360
                                                    =====



(Preliminary)          Travel Related Services
                       -----------------------
                         Statement of Income
                         -------------------
                   (Unaudited, Managed Asset Basis)

(Dollars in millions)

                                                Quarter Ended
                                                   June 30,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,662
  Net Card Fees                                       393
  Travel Commissions and Fees                         469
  Other Revenues                                      669
  Lending:
    Finance Charge Revenue                            684
    Interest Expense                                  208
                                                    -----
      Net Finance Charge Revenue                      476
                                                    -----
    Total Net Revenues                              3,669
                                                    -----

Expenses:
  Marketing and Promotion                             267
  Provision for Losses and Claims:
    Charge Card                                       288
    Lending                                           260
    Other                                              14
                                                    -----
      Total                                           562
                                                    -----
Charge Card Interest Expense                          257
  Human Resources                                     968
  Other Operating Expenses                            987
                                                    -----
    Total Expenses                                  3,041
                                                    -----
Pretax Income                                         628
Income Tax Provision                                  217
                                                    -----
Net Income                                           $411
                                                    =====


                                                Quarter Ended
                                                   March 31,
                                                     1999
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,514
  Net Card Fees                                       403
  Travel Commissions and Fees                         426
  Other Revenues                                      639
  Lending:
    Finance Charge Revenue                            652
    Interest Expense                                  200
                                                    -----
      Net Finance Charge Revenue                      452
                                                    -----
    Total Net Revenues                              3,434
                                                    -----
Expenses:
  Marketing and Promotion                             270
  Provision for Losses and Claims:
    Charge Card                                       233
    Lending                                           282
    Other                                              14
                                                    -----
      Total                                           529
                                                    -----
Charge Card Interest Expense                          241
  Human Resources                                     912
  Other Operating Expenses                            928
                                                    -----
    Total Expenses                                  2,880
                                                    -----
Pretax Income                                         554
Income Tax Provision                                  191
                                                    -----
Net Income                                           $363
                                                    =====


                                                Quarter Ended
                                                 December 31,
                                                     1998
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,639
  Net Card Fees                                       398
  Travel Commissions and Fees                         452
  Other Revenues                                      617
  Lending:
    Finance Charge Revenue                            655
    Interest Expense                                  211
                                                    -----
      Net Finance Charge Revenue                      444
                                                    -----
    Total Net Revenues                              3,550
                                                    -----
Expenses:
  Marketing and Promotion                             301
  Provision for Losses and Claims:
    Charge Card                                       192
    Lending                                           331
    Other                                              14
                                                    -----
      Total                                           537
                                                    -----
Charge Card Interest Expense                          271
  Human Resources                                     990
  Other Operating Expenses                            968
                                                    -----
    Total Expenses                                  3,067
                                                    -----
Pretax Income                                         483
Income Tax Provision                                  157
                                                    -----
Net Income                                           $326
                                                    =====


                                                Quarter Ended
                                                September 30,
                                                     1998
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,522
  Net Card Fees                                       395
  Travel Commissions and Fees                         441
  Other Revenues                                      562
  Lending:
    Finance Charge Revenue                            636
    Interest Expense                                  209
                                                    -----
      Net Finance Charge Revenue                      427
                                                    -----
    Total Net Revenues                              3,347
                                                    -----
Expenses:
  Marketing and Promotion                             310
  Provision for Losses and Claims:
    Charge Card                                       224
    Lending                                           263
    Other                                              17
                                                    -----
      Total                                           504
                                                    -----
Charge Card Interest Expense                          262
  Human Resources                                     924
  Other Operating Expenses                            793
                                                    -----
    Total Expenses                                  2,793
                                                    -----
Pretax Income                                         554
Income Tax Provision                                  192
                                                    -----
Net Income                                           $362
                                                    =====


                                                Quarter Ended
                                                   June 30,
                                                     1998
                                                     ----
Net Revenues:
  Discount Revenue                                 $1,525
  Net Card Fees                                       393
  Travel Commissions and Fees                         403
  Other Revenues                                      536
  Lending:
    Finance Charge Revenue                            595
    Interest Expense                                  197
                                                    -----
      Net Finance Charge Revenue                      398
                                                    -----
    Total Net Revenues                              3,255
                                                    -----
Expenses:
  Marketing and Promotion                             239
  Provision for Losses and Claims:
    Charge Card                                       307
    Lending                                           251
    Other                                              11
                                                    -----
      Total                                           569
                                                    -----
Charge Card Interest Expense                          259
  Human Resources                                     843
  Other Operating Expenses                            799
                                                    -----
    Total Expenses                                  2,709
                                                    -----
Pretax Income                                         546
Income Tax Provision                                  186
                                                    -----
Net Income                                           $360
                                                    =====


This Statement of Income is provided on a Managed Asset Basis for analytical purposes only. It presents the income statement of TRS as if there had been no securitization transactions. Under Statement of Financial Accounting Standards No. 125
(SFAS No.125), which prescribes the accounting for securitized receivables, TRS recognized pretax gains of $99 million
($64 million after-tax) and $36 million ($23 million after-tax) in the second quarter of 1999 and 1998, respectively, related to the securitization of U.S. receivables. These gains were invested in additional Marketing and Promotion expenses in both years and other business building initiatives in 1999 and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding increases in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.



(Preliminary)          Travel Related Services
                       -----------------------
                   Selected Statistical Information
                   --------------------------------
                             (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                              Quarter Ended
                                                 June 30,
                                                   1999
                                                   ----
Total Cards in Force (millions):
  United States                                    28.7
  Outside the United States                        15.2
                                                   ----
    Total                                          43.9
                                                   ====
Basic Cards in Force (millions):
  United States                                    22.5
  Outside the United States                        11.7
                                                   ----
    Total                                          34.2
                                                   ====
Card Billed Business:
  United States                                   $46.0
  Outside the United States                        16.4
                                                   ----
    Total                                         $62.4
                                                   ====

Average Discount Rate*                            2.73%
Average Basic Cardmember
  Spending (dollars)*                            $1,933
Average Fee per Card (dollars)*                     $38

Travel Sales                                       $6.0
Travel Commissions and Fees/Sales**                7.8%

Total Debt                                        $30.6
Shareholder's Equity                               $5.3
Return on Average Equity***                       28.8%
Return on Average Assets***                        3.3%


                                              Quarter Ended
                                                 March 31,
                                                   1999
                                                   ----
Total Cards in Force (millions):
  United States                                    27.9
  Outside the United States                        15.0
                                                   ----
    Total                                          42.9
                                                   ====
Basic Cards in Force (millions):
  United States                                    21.8
  Outside the United States                        11.5
                                                   ----
    Total                                          33.3
                                                   ====
Card Billed Business:
  United States                                   $41.6
  Outside the United States                        15.2
                                                   ----
    Total                                         $56.8
                                                   ====

Average Discount Rate*                            2.73%
Average Basic Cardmember
  Spending (dollars)*                            $1,781
Average Fee per Card (dollars)*                     $40

Travel Sales                                       $5.3
Travel Commissions and Fees/Sales**                8.0%

Total Debt                                        $28.2
Shareholder's Equity                               $5.1
Return on Average Equity***                       28.4%
Return on Average Assets***                        3.3%


                                               Quarter Ended
                                                December 31,
                                                   1998
                                                   ----
Total Cards in Force (millions):
  United States                                    27.8
  Outside the United States                        14.9
                                                   ----
    Total                                          42.7
                                                   ====
Basic Cards in Force (millions):
  United States                                    21.7
  Outside the United States                        11.5
                                                   ----
    Total                                          33.2
                                                   ====
Card Billed Business:
  United States                                   $44.2
  Outside the United States                        17.2
                                                   ----
    Total                                         $61.4
                                                   ====

Average Discount Rate*                            2.72%
Average Basic Cardmember
  Spending (dollars)*                            $1,861
Average Fee per Card (dollars)*                     $38

Travel Sales                                       $5.6
Travel Commissions and Fees/Sales**                8.1%

Total Debt                                        $28.0
Shareholder's Equity                               $4.9
Return on Average Equity***                       27.8%
Return on Average Assets***                        3.3%


                                               Quarter Ended
                                               September 30,
                                                   1998
                                                   ----
Total Cards in Force (millions):
  United States                                    29.5
  Outside the United States                        14.6
                                                   ----
    Total                                          44.1
                                                   ====
Basic Cards in Force (millions):
  United States                                    23.3
  Outside the United States                        11.3
                                                   ----
    Total                                          34.6
                                                   ====
Card Billed Business:
  United States                                   $41.5
  Outside the United States                        15.2
                                                   ----
    Total                                         $56.7
                                                   ====

Average Discount Rate*                            2.72%
Average Basic Cardmember
  Spending (dollars)*                            $1,704
Average Fee per Card (dollars)*                     $37

Travel Sales                                       $5.1
Travel Commissions and Fees/Sales**                8.6%

Total Debt                                        $26.9
Shareholder's Equity                               $5.2
Return on Average Equity***                       27.1%
Return on Average Assets***                        3.3%


                                              Quarter Ended
                                                 June 30,
                                                   1998
                                                   ----
Total Cards in Force (millions):
  United States                                    29.6
  Outside the United States                        14.2
                                                   ----
    Total                                          43.8
                                                   ====
Basic Cards in Force (millions):
  United States                                    23.3
  Outside the United States                        11.0
                                                   ----
    Total                                          34.3
                                                   ====
Card Billed Business:
  United States                                   $41.4
  Outside the United States                        15.4
                                                   ----
    Total                                         $56.8
                                                   ====

Average Discount Rate*                            2.72%
Average Basic Cardmember
  Spending (dollars)*                            $1,717
Average Fee per Card (dollars)*                     $38

Travel Sales                                       $4.9
Travel Commissions and Fees/Sales**                8.2%

Total Debt                                        $24.0
Shareholder's Equity                               $5.0
Return on Average Equity***                       26.5%
Return on Average Assets***                        3.2%


* Computed excluding Cards issued by strategic alliance partners and independent operators as well as business billed on those Cards.
** Computed from information provided herein.
***Excluding the effect of SFAS No. 115.



(Preliminary)       Travel Related Services
                    -----------------------
          Selected Statistical Information (continued)
          --------------------------------------------
                          (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                             Quarter Ended
                                                June 30,
                                                  1999
                                                  ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                               $24.6
  90 Days Past Due as a % of Total                 2.6%
  Loss Reserves (millions)                         $932
    % of Receivables                               3.8%
    % of 90 Days Past Due                          148%
  Net Loss Ratio                                  0.39%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                     $18.3
  Past Due Loans as a % of Total:
    30-89 Days                                     1.8%
    90+ Days                                       0.9%
  Loss Reserves (millions):
    Beginning Balance                              $623
    Provision                                       209
    Net Charge-Offs/Other                          (230)
                                                    ---
      Ending Balance                               $602
                                                    ===
    % of Loans                                     3.3%
    % of Past Due                                  124%
  Average Loans                                   $17.4
  Net Write-Off Rate                               5.3%
  Net Interest Yield                               9.3%


                                             Quarter Ended
                                                March 31,
                                                  1999
                                                  ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                               $23.5
  90 Days Past Due as a % of Total                 3.0%
  Loss Reserves (millions)                         $876
    % of Receivables                               3.7%
    % of 90 Days Past Due                          126%
  Net Loss Ratio                                  0.43%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                     $16.7
  Past Due Loans as a % of Total:
    30-89 Days                                     2.1%
    90+ Days                                       1.0%
  Loss Reserves (millions):
    Beginning Balance                              $619
    Provision                                       244
    Net Charge-Offs/Other                          (240)
                                                    ---
      Ending Balance                               $623
                                                    ===
    % of Loans                                     3.7%
    % of Past Due                                  121%
  Average Loans                                   $16.7
  Net Write-Off Rate                               5.9%
  Net Interest Yield                               9.4%


                                              Quarter Ended
                                               December 31,
                                                  1998
                                                  ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                               $24.0
  90 Days Past Due as a % of Total                 2.7%
  Loss Reserves (millions)                         $897
    % of Receivables                               3.7%
    % of 90 Days Past Due                          138%
  Net Loss Ratio                                  0.42%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                     $16.7
  Past Due Loans as a % of Total:
    30-89 Days                                     2.2%
    90+ Days                                       0.9%
  Loss Reserves (millions):
    Beginning Balance                              $579
    Provision                                       285
    Net Charge-Offs/Other                          (245)
                                                    ---
      Ending Balance                               $619
                                                    ===
    % of Loans                                     3.7%
    % of Past Due                                  120%
  Average Loans                                   $15.9
  Net Write-Off Rate                               6.2%
  Net Interest Yield                               9.5%


                                              Quarter Ended
                                              September 30,
                                                  1998
                                                  ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                               $23.3
  90 Days Past Due as a % of Total                 2.7%
  Loss Reserves (millions)                         $961
    % of Receivables                               4.1%
    % of 90 Days Past Due                          151%
  Net Loss Ratio                                  0.48%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                     $15.4
  Past Due Loans as a % of Total:
    30-89 Days                                     2.2%
    90+ Days                                       1.0%
  Loss Reserves (millions):
    Beginning Balance                              $577
    Provision                                       236
    Net Charge-Offs/Other                          (234)
                                                    ---
      Ending Balance                               $579
                                                    ===
    % of Loans                                     3.8%
    % of Past Due                                  118%
  Average Loans                                   $15.2
  Net Write-Off Rate                               6.4%
  Net Interest Yield                               9.6%


                                             Quarter Ended
                                                June 30,
                                                  1998
                                                  ----
Owned and Managed Charge Card
  Receivables:
  Total Receivables                               $23.4
  90 Days Past Due as a % of Total                 3.1%
  Loss Reserves (millions)                       $1,015
    % of Receivables                               4.3%
    % of 90 Days Past Due                          142%
  Net Loss Ratio                                  0.46%

Owned and Managed U.S. Cardmember
  Lending:
  Total Loans                                     $14.8
  Past Due Loans as a % of Total:
    30-89 Days                                     2.3%
    90+ Days                                       1.1%
  Loss Reserves (millions):
    Beginning Balance                              $591
    Provision                                       219
    Net Charge-Offs/Other                          (233)
                                                    ---
      Ending Balance                               $577
                                                    ===
    % of Loans                                     3.9%
    % of Past Due                                  115%
  Average Loans                                   $14.5
  Net Write-Off Rate                               6.6%
  Net Interest Yield                               9.5%



(Preliminary)   American Express Financial Advisors
                -----------------------------------
                       Statement of Income
                       -------------------
                           (Unaudited)

(Dollars in millions)

                                       Quarter Ended
                                          June 30,
                                       --------------  Percentage
                                       1999      1998  Inc/(Dec)
                                       ----      ----  ----------
Net Revenues:
  Investment Income                    $615      $603       1.9 %
  Management and Distribution Fees      553       482      14.6
  Other Revenues                        226       197      15.3
                                      -----     -----
    Total Revenues                    1,394     1,282       8.7
  Provision for Losses and Benefits:
    Annuities                           273       292      (6.5)
    Insurance                           132       125       5.8
    Investment Certificates              73        58      24.4
                                      -----     -----
      Total                             478       475       0.5
                                      -----     -----
    Net Revenues                        916       807      13.6
                                      -----     -----
Expenses:
  Human Resources                       430       388      11.0
  Other Operating Expenses              133       110      20.8
                                      -----     -----
    Total Expenses                      563       498      13.2
                                      -----     -----
Pretax Income                           353       309      14.2
Income Tax Provision                    111        97      14.3
                                      -----     -----
Net Income                             $242      $212      14.2
                                      =====     =====



(Preliminary)      American Express Financial Advisors
                   -----------------------------------
                     Selected Statistical Information
                     --------------------------------
                               (Unaudited)

(Dollars in millions, except where indicated)



                                        Quarter Ended
                                           June 30,
                                         ------------  Percentage
                                         1999    1998   Inc/(Dec)
                                         ----    ----   ---------
Investments (billions)                   $30.7   $31.0    (1.2)%
Client Contract Reserves (billions)      $30.8   $30.2     2.0
Shareholder's Equity (billions)           $4.0    $4.0    (0.3)
Return on Average Equity*                22.8%   22.3%       -

Life Insurance in Force (billions)       $84.6   $77.8     8.7
Assets Owned, Managed or
 Administered (billions):
   Assets Managed for Institutions       $49.9   $44.0    13.3
   Assets Owned, Managed or
    Administered for Individuals:
     Owned Assets:
       Separate Account Assets            30.1    26.6    13.1
       Other Owned Assets                 37.8    37.2     1.7
                                         -----   -----
         Total Owned Assets               67.9    63.8     6.5
     Managed Assets                       96.3    83.0    16.2
     Administered Assets                  18.3    11.2    62.5
                                         -----   -----
       Total                            $232.4  $202.0    15.1
                                         =====   =====
Market Appreciation (Depreciation)
 During the Period:
 Owned Assets:
   Separate Account Assets              $1,520    $361       #
   Other Owned Assets                    $(395)    $24       -
     Total Managed Assets               $5,063  $1,045       #

Sales of Selected Products:
 Mutual Funds                           $6,207  $5,474    13.4
 Annuities                                $750    $702     6.8
 Investment Certificates                  $777    $383       #
 Life and Other Insurance
  Products                                $110    $104     5.8

Number of Financial Advisors            10,489   9,869     6.3
Fees From Financial Plans                $22.8   $20.9     9.2
Product Sales Generated from
 Financial Plans as a Percentage
  of Total Sales                         65.2%   64.7%       -

*  Excluding the effect of SFAS No. 115.
#  Denotes variance of more than 100%.



(Preliminary)    American Express Financial Advisors
                 -----------------------------------
                       Statement of Income
                       -------------------
                           (Unaudited)

(Dollars in millions)
                                              Quarter Ended
                                                 June 30,
                                                   1999
                                                   ----
Net Revenues:
  Investment Income                                $615
  Management and Distribution Fees                  553
  Other Revenues                                    226
                                                  -----
    Total Revenues                                1,394
  Provision for Losses and Benefits:
    Annuities                                       273
    Insurance                                       132
    Investment Certificates                          73
                                                  -----
      Total                                         478
                                                  -----
    Net Revenues                                    916
                                                  -----

Expenses:
  Human Resources                                   430
  Other Operating Expenses                          133
                                                  -----
    Total Expenses                                  563
                                                  -----
Pretax Income                                       353
Income Tax Provision                                111
                                                  -----
Net Income                                         $242
                                                  =====


                                             Quarter Ended
                                                March 31,
                                                 1999
                                                 ----

Net Revenues:
  Investment Income                                $595
  Management and Distribution Fees                  522
  Other Revenues                                    228
                                                  -----
    Total Revenues                                1,345
  Provision for Losses and Benefits:
    Annuities                                       270
    Insurance                                       126
    Investment Certificates                          64
                                                  -----
      Total                                         460
                                                  -----
    Net Revenues                                    885
                                                  -----
Expenses:
  Human Resources                                   416
  Other Operating Expenses                          157
                                                  -----
    Total Expenses                                  573
                                                  -----
Pretax Income                                       312
Income Tax Provision                                 98
                                                  -----
Net Income                                         $214
                                                  =====


                                              Quarter Ended
                                               December 31,
                                                   1998
                                                   ----
Net Revenues:
  Investment Income                                $647
  Management and Distribution Fees                  476
  Other Revenues                                    222
                                                  -----
    Total Revenues                                1,345
  Provision for Losses and Benefits:
    Annuities                                       282
    Insurance                                       125
    Investment Certificates                         101
                                                  -----
      Total                                         508
                                                  -----
    Net Revenues                                    837
                                                  -----
Expenses:
  Human Resources                                   407
  Other Operating Expenses                          126
                                                  -----
    Total Expenses                                  533
                                                  -----
Pretax Income                                       304
Income Tax Provision                                 95
                                                  -----
Net Income                                         $209
                                                  =====


                                               Quarter Ended
                                               September 30,
                                                    1998
                                                    ----
Net Revenues:
  Investment Income                                $573
  Management and Distribution Fees                  476
  Other Revenues                                    198
                                                  -----
    Total Revenues                                1,247
  Provision for Losses and Benefits:
    Annuities                                       280
    Insurance                                       122
    Investment Certificates                          43
                                                  -----
      Total                                         445
                                                  -----
    Net Revenues                                    802
                                                  -----
Expenses:
  Human Resources                                   384
  Other Operating Expenses                          110
                                                  -----
    Total Expenses                                  494
                                                  -----
Pretax Income                                       308
Income Tax Provision                                 97
                                                  -----
Net Income                                         $211
                                                  =====


                                              Quarter Ended
                                                 June 30,
                                                   1998
                                                   ----
Net Revenues:
  Investment Income                                $603
  Management and Distribution Fees                  482
  Other Revenues                                    197
                                                  -----
    Total Revenues                                1,282
  Provision for Losses and Benefits:
    Annuities                                       292
    Insurance                                       125
    Investment Certificates                          58
                                                  -----
      Total                                         475
                                                  -----
    Net Revenues                                    807
                                                  -----
Expenses:
  Human Resources                                   388
  Other Operating Expenses                          110
                                                  -----
    Total Expenses                                  498
                                                  -----
Pretax Income                                       309
Income Tax Provision                                 97
                                                  -----
Net Income                                         $212
                                                  =====


(Preliminary)  American Express Financial Advisors
               -----------------------------------
                Selected Statistical Information
                --------------------------------
                         (Unaudited)

(Dollars in millions, except where indicated)

                                                 Quarter Ended
                                                    June 30,
                                                      1999
                                                      ----
Investments (billions)                                 $30.7
Client Contract Reserves (billions)                    $30.8
Shareholder's Equity (billions)                         $4.0
Return on Average Equity*                              22.8%

Life Insurance in Force (billions)                     $84.6
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $49.9
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                         30.1
        Other Owned Assets                              37.8
                                                       -----
          Total Owned Assets                            67.9
      Managed Assets                                    96.3
      Administered Assets                               18.3
                                                       -----
        Total                                         $232.4
                                                       =====
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                           $1,520
    Other Owned Assets                                 $(395)
      Total Managed Assets                            $5,063

Sales of Selected Products:
  Mutual Funds                                        $6,207
  Annuities                                             $750
  Investment Certificates                               $777
  Life and Other Insurance Products                     $110

Number of Financial Advisors                          10,489
Fees From Financial Plans                              $22.8
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales                 65.2%


                                               Quarter Ended
                                                  March 31,
                                                    1999
                                                    ----

Investments (billions)                                 $30.6
Client Contract Reserves (billions)                    $30.5
Shareholder's Equity (billions)                         $4.1
Return on Average Equity*                              22.6%

Life Insurance in Force (billions)                     $82.9
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $46.9
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                         28.2
        Other Owned Assets                              37.4
                                                       -----
          Total Owned Assets                            65.6
      Managed Assets                                    91.2
      Administered Assets                               15.7
                                                       -----
        Total                                         $219.4
                                                       =====
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                             $912
    Other Owned Assets                                 $(204)
      Total Managed Assets                            $2,889

Sales of Selected Products:
  Mutual Funds                                        $6,033
  Annuities                                             $579
  Investment Certificates                               $660
  Life and Other Insurance Products                      $92

Number of Financial Advisors                          10,372
Fees From Financial Plans                              $21.3
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales                 66.5%


                                                 Quarter Ended
                                                  December 31,
                                                      1998
                                                      ----

Investments (billions)                                 $30.9
Client Contract Reserves (billions)                    $30.3
Shareholder's Equity (billions)                         $4.1
Return on Average Equity*                              22.5%

Life Insurance in Force (billions)                     $81.1
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $45.9
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                         27.3
        Other Owned Assets                              37.3
                                                       -----
          Total Owned Assets                            64.6
      Managed Assets                                    87.9
      Administered Assets                               14.0
                                                       -----
        Total                                         $212.4
                                                       =====
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                           $4,288
    Other Owned Assets                                 $(243)
      Total Managed Assets                           $14,493

Sales of Selected Products:
  Mutual Funds                                        $4,936
  Annuities                                             $557
  Investment Certificates                               $575
  Life and Other Insurance Products                     $100

Number of Financial Advisors                          10,350
Fees From Financial Plans                              $18.4
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales                 66.8%


                                                 Quarter Ended
                                                 September 30,
                                                     1998
                                                     ----

Investments (billions)                                 $30.8
Client Contract Reserves (billions)                    $30.2
Shareholder's Equity (billions)                         $4.1
Return on Average Equity*                              22.4%

Life Insurance in Force (billions)                     $79.2
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $40.5
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                         23.0
        Other Owned Assets                              37.0
                                                       -----
          Total Owned Assets                            60.0
      Managed Assets                                    76.8
      Administered Assets                               11.2
                                                       -----
        Total                                         $188.5
                                                       =====
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                          $(3,712)
    Other Owned Assets                                   $91
      Total Managed Assets                          $(10,595)

Sales of Selected Products:
  Mutual Funds                                        $5,262
  Annuities                                             $648
  Investment Certificates                               $560
  Life and Other Insurance Products                     $102

Number of Financial Advisors                          10,060
Fees From Financial Plans                              $15.6
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales                 65.4%


                                                Quarter Ended
                                                   June 30,
                                                     1998
                                                     ----

Investments (billions)                                 $31.0
Client Contract Reserves (billions)                    $30.2
Shareholder's Equity (billions)                         $4.0
Return on Average Equity*                              22.3%

Life Insurance in Force (billions)                     $77.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $44.0
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                         26.6
        Other Owned Assets                              37.2
                                                       -----
          Total Owned Assets                            63.8
      Managed Assets                                    83.0
      Administered Assets                               11.2
                                                       -----
        Total                                         $202.0
                                                       =====
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                             $361
    Other Owned Assets                                   $24
      Total Managed Assets                            $1,045

Sales of Selected Products:
  Mutual Funds                                        $5,474
  Annuities                                             $702
  Investment Certificates                               $383
  Life and Other Insurance Products                     $104

Number of Financial Advisors                           9,869
Fees From Financial Plans                              $20.9
Product Sales Generated from Financial
  Plans as a Percentage of Total Sales                 64.7%

*  Excluding the effect of SFAS No. 115.


(Preliminary)   American Express Bank/Travelers Cheque
                --------------------------------------
                         Statement of Income
                         -------------------
                            (Unaudited)

(Dollars in millions)

                                        Quarter Ended
                                           June 30,
                                        -------------  Percentage
                                        1999     1998  Inc/(Dec)
                                        ----     ----  ---------
Net Revenues:
  Interest Income                       $183     $218     (16.1)%
  Interest Expense                       108      147     (26.2)
                                         ---      ---
    Net Interest Income                   75       71       4.8
  TC Investment Income                    86       80       7.4
  Foreign Exchange Income                 14       35     (58.6)
  Commissions, Fees and Other Revenue     84       65      28.6
                                         ---      ---
    Total Net Revenues                   259      251       3.0
                                         ---      ---
Expenses:
  Human Resources                         85       79       6.6
  Other Operating Expenses               150      136      10.3
  Provision for Losses                    18       13      38.7
                                         ---      ---
    Total Expenses                       253      228      10.7
                                         ---      ---
Pretax Income                              6       23     (73.9)
Income Tax Benefit                       (32)     (24)     35.5
                                         ---      ---
Net Income                               $38      $47     (18.1)
                                         ===      ===



(Preliminary)    American Express Bank/Travelers Cheque
                 --------------------------------------
                    Selected Statistical Information
                    --------------------------------
                              (Unaudited)

(Dollars in billions, except where indicated)

                                        Quarter Ended
                                           June 30,
                                        ------------- Percentage
                                         1999    1998  Inc/(Dec)
                                         ----    ----  ---------
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)  $1,048   $1,135   (7.7)%
Return on Average Common Equity *       18.5%    10.4%      -
Return on Average Assets *              0.86%    0.50%      -
American Express Bank:
  Total Loans                            $5.2     $6.1  (14.9)
  Total Nonperforming Loans
    (millions)                           $210     $205    2.1
  Other Nonperforming Assets
    (millions)                            $55      $73  (24.5)
  Reserve for Credit Losses
    (millions)**                         $249     $350  (28.7)
  Loan Loss Reserves as a % of
    Total Loans                          4.1%     4.3%      -
  Deposits                               $8.0     $8.1   (1.6)
  Assets Managed/Administered ***        $7.0     $5.6   25.0
  Assets of Non-Consolidated Joint
    Ventures                             $2.2     $2.7  (20.3)
  Risk-Based Capital Ratios:
    Tier 1                               9.8%     9.2%      -
    Total                               12.1%    12.2%      -
    Leverage Ratio                       5.7%     5.6%      -
Travelers Cheque:
  Sales                                  $6.1     $6.4   (5.7)
  Average Outstanding                    $6.1     $6.0    1.2
  Average Investments                    $5.7     $5.7    1.4
  Tax equivalent yield                   8.8%     9.0%      -

*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:
      Loans                              $216     $265
      Other Assets, primarily
       derivatives                         32       84
      Other Liabilities                     1        1
                                          ---      ---
        Total Credit Loss Reserves       $249     $350
                                          ===      ===

***Includes assets managed by American Express Financial
   Advisors.



(Preliminary)       American Express Bank/Travelers Cheque
                    --------------------------------------
                              Statement of Income
                              -------------------
                                  (Unaudited)

(Dollars in millions)

                                                    Quarter Ended
                                                       June 30,
                                                         1999
                                                         ----
Net Revenues:
  Interest Income                                        $183
  Interest Expense                                        108
                                                          ---
    Net Interest Income                                    75
  TC Investment Income                                     86
  Foreign Exchange Income                                  14
  Commissions, Fees and Other Revenue                      84
                                                          ---
    Total Net Revenues                                    259
                                                          ---
Expenses:
  Human Resources                                          85
  Other Operating Expenses                                150
  Provision for Losses                                     18
                                                          ---
    Total Expenses                                        253
                                                          ---
Pretax Income                                               6
Income Tax Benefit                                        (32)
                                                          ---
Net Income                                                $38
                                                          ===


                                                    Quarter Ended
                                                       March 31,
                                                         1999
                                                         ----
Net Revenues:
  Interest Income                                        $193
  Interest Expense                                        119
                                                          ---
    Net Interest Income                                    74
  TC Investment Income                                     79
  Foreign Exchange Income                                  18
  Commissions, Fees and Other Revenue                      76
                                                          ---
    Total Net Revenues                                    247
                                                          ---
Expenses:
  Human Resources                                          82
  Other Operating Expenses                                136
  Provision for Losses                                     17
                                                          ---
    Total Expenses                                        235
                                                          ---
Pretax Income                                              12
Income Tax Benefit                                        (29)
                                                          ---
Net Income                                                $41
                                                          ===


                                                    Quarter Ended
                                                     December 31,
                                                         1998
                                                         ----
Net Revenues:
  Interest Income                                        $210
  Interest Expense                                        136
                                                          ---
    Net Interest Income                                    74
  TC Investment Income                                     82
  Foreign Exchange Income                                  32
  Commissions, Fees and Other Revenue                      51
                                                          ---
    Total Net Revenues                                    239
                                                          ---
Expenses:
  Human Resources                                          86
  Other Operating Expenses                                136
  Provision for Losses                                     15
                                                          ---
    Total Expenses                                        237
                                                          ---
Pretax Income                                               2
Income Tax Benefit                                        (34)
                                                          ---
Net Income                                                $36
                                                          ===


                                                    Quarter Ended
                                                    September 30,
                                                         1998
                                                         ----
Net Revenues:
  Interest Income                                        $217
  Interest Expense                                        143
                                                          ---
    Net Interest Income                                    74
  TC Investment Income                                     88
  Foreign Exchange Income                                  30
  Commissions, Fees and Other Revenue                      63
                                                          ---
    Total Net Revenues                                    255
                                                          ---
Expenses:
  Human Resources                                          83
  Other Operating Expenses                                140
  Provision for Losses                                     12
                                                          ---
    Total Expenses                                        235
                                                          ---
Pretax Income                                              20
Income Tax Benefit                                        (23)
                                                          ---
Net Income                                                $43
                                                          ===


                                                    Quarter Ended
                                                       June 30,
                                                         1998
                                                         ----
Net Revenues:
  Interest Income                                        $218
  Interest Expense                                        147
                                                          ---
    Net Interest Income                                    71
  TC Investment Income                                     80
  Foreign Exchange Income                                  35
  Commissions, Fees and Other Revenue                      65
                                                          ---
    Total Net Revenues                                    251
                                                          ---
Expenses:
  Human Resources                                          79
  Other Operating Expenses                                136
  Provision for Losses                                     13
                                                          ---
    Total Expenses                                        228
                                                          ---
Pretax Income                                              23
Income Tax Benefit                                        (24)
                                                          ---
Net Income                                                $47
                                                          ===



(Preliminary)     American Express Bank/Travelers Cheque
                  --------------------------------------
                     Selected Statistical Information
                     --------------------------------
                              (Unaudited)

(Dollars in billions, except where indicated)


                                                 Quarter Ended
                                                    June 30,
                                                      1999
                                                      ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                $1,048
Return on Average Common Equity *                     18.5%
Return on Average Assets *                            0.86%
American Express Bank:
  Total Loans                                          $5.2
  Total Nonperforming Loans (millions)                 $210
  Other Nonperforming Assets (millions)                 $55
  Reserve for Credit Losses (millions)**               $249
  Loan Loss Reserves as a % of Total Loans             4.1%
  Deposits                                             $8.0
  Assets Managed / Administered ***                    $7.0
  Assets of Non-Consolidated Joint
    Ventures                                           $2.2
  Risk-Based Capital Ratios:
    Tier 1                                             9.8%
    Total                                             12.1%
    Leverage Ratio                                     5.7%
Travelers Cheque:
  Sales                                                $6.1
  Average Outstanding                                  $6.1
  Average Investments                                  $5.7
  Tax equivalent yield                                 8.8%


                                                  Quarter Ended
                                                     March 31,
                                                       1999
                                                       ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                $1,148
Return on Average Common Equity *                     19.7%
Return on Average Assets *                            0.90%
American Express Bank:
  Total Loans                                          $5.3
  Total Nonperforming Loans (millions)                 $209
  Other Nonperforming Assets (millions)                 $64
  Reserve for Credit Losses (millions)**               $261
  Loan Loss Reserves as a % of Total Loans             4.1%
  Deposits                                             $7.9
  Assets Managed / Administered ***                    $6.3
  Assets of Non-Consolidated Joint
    Ventures                                           $2.6
  Risk-Based Capital Ratios:
    Tier 1                                             9.8%
    Total                                             12.1%
    Leverage Ratio                                     5.4%
Travelers Cheque:
  Sales                                                $4.6
  Average Outstanding                                  $5.8
  Average Investments                                  $5.6
  Tax equivalent yield                                 8.9%


                                                 Quarter Ended
                                                  December 31,
                                                      1998
                                                      ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                $1,197
Return on Average Common Equity *                      4.9%
Return on Average Assets *                            0.23%
American Express Bank:
  Total Loans                                          $5.6
  Total Nonperforming Loans (millions)                 $180
  Other Nonperforming Assets (millions)                 $63
  Reserve for Credit Losses (millions)**               $259
  Loan Loss Reserves as a % of Total Loans             3.8%
  Deposits                                             $8.3
  Assets Managed / Administered ***                    $6.2
  Assets of Non-Consolidated Joint
    Ventures                                           $2.6
  Risk-Based Capital Ratios:
    Tier 1                                             9.8%
    Total                                             12.6%
    Leverage Ratio                                     5.5%
Travelers Cheque:
  Sales                                                $5.0
  Average Outstanding                                  $5.9
  Average Investments                                  $5.8
  Tax equivalent yield                                 8.8%


                                                 Quarter Ended
                                                 September 30,
                                                      1998
                                                      ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                $1,210
Return on Average Common Equity *                      8.1%
Return on Average Assets *                            0.39%
American Express Bank:
  Total Loans                                          $6.1
  Total Nonperforming Loans (millions)                 $239
  Other Nonperforming Assets (millions)                 $92
  Reserve for Credit Losses (millions)**               $348
  Loan Loss Reserves as a % of Total Loans             4.6%
  Deposits                                             $8.7
  Assets Managed / Administered ***                    $5.7
  Assets of Non-Consolidated Joint
    Ventures                                           $2.4
  Risk-Based Capital Ratios:
    Tier 1                                             9.4%
    Total                                             12.2%
    Leverage Ratio                                     5.6%
Travelers Cheque:
  Sales                                                $7.8
  Average Outstanding                                  $6.4
  Average Investments                                  $6.1
  Tax equivalent yield                                 8.8%


                                                  Quarter Ended
                                                      June 30,
                                                       1998
                                                       ----
Selected Statistical Information
--------------------------------
Total Shareholder's Equity (millions)                $1,135
Return on Average Common Equity *                     10.4%
Return on Average Assets *                            0.50%
American Express Bank:
  Total Loans                                          $6.1
  Total Nonperforming Loans (millions)                 $205
  Other Nonperforming Assets (millions)                 $73
  Reserve for Credit Losses (millions)**               $350
  Loan Loss Reserves as a % of Total Loans             4.3%
  Deposits                                             $8.1
  Assets Managed / Administered ***                    $5.6
  Assets of Non-Consolidated Joint
    Ventures                                           $2.7
  Risk-Based Capital Ratios:
    Tier 1                                             9.2%
    Total                                             12.2%
    Leverage Ratio                                     5.6%
Travelers Cheque:
  Sales                                                $6.4
  Average Outstanding                                  $6.0
  Average Investments                                  $5.7
  Tax equivalent yield                                 9.0%


*  Excludes the effect of SFAS No. 115 for all periods presented.

** Allocation:

                                           Quarter Ended
                                           -------------
                                  6/30  3/31  12/31  9/30  6/30
                                  1999  1999   1998  1998  1998
                                  ----  ----  -----  ----  ----
      Loans                       $216  $218   $214  $279  $265
      Other Assets,
       primarily derivatives        32    41     43    66    84
      Other Liabilities              1     2      2     3     1
                                   ---   ---    ---   ---   ---
        Total Credit Loss
         Reserves                 $249  $261   $259  $348  $350
                                   ===   ===    ===   ===   ===

***Includes assets managed by American Express Financial
   Advisors.



                       American Express Bank
                       ---------------------
                 Exposures By Country and Region
                 -------------------------------
                           (Unaudited)

($ in billions)

                                Net
                            Guarantees
                      FX and    and          6/30/99    3/31/99
                      Deriva- Contin-         Total      Total
Country         Loans tives   gents   Other* Exposure** Exposure**
-------         ----- ------- ------- -----  --------   --------
Hong Kong       $0.6      -     $0.2   $0.1    $0.9       $1.0
Indonesia        0.2      -        -    0.2     0.4        0.4
Singapore        0.4      -      0.1    0.1     0.5        0.5
Korea            0.1      -      0.1    0.2     0.4        0.4
Taiwan           0.3      -      0.1    0.1     0.5        0.6
China              -      -        -      -       -          -
Japan              -      -        -      -     0.1        0.1
Thailand           -      -        -      -       -          -
Other              -      -        -    0.1     0.2        0.1
                 ---    ---      ---    ---    ----       ----
 Total Asia/
  Pacific
  Region**       1.8   $0.1      0.5    0.8     3.2        3.1
                 ---    ---      ---    ---    ----       ----

Chile            0.3      -        -    0.1     0.4        0.4
Brazil           0.3      -        -    0.1     0.3        0.4
Mexico           0.1      -        -      -     0.1        0.1
Peru             0.1      -        -      -     0.1        0.1
Argentina        0.1      -        -      -     0.1        0.1
Other            0.2      -      0.1    0.1     0.4        0.4
                 ---    ---      ---    ---    ----       ----
 Total Latin
  America**      1.0      -      0.1    0.2     1.3        1.4
                 ---    ---      ---    ---    ----       ----

India            0.3      -      0.1    0.4     0.8        0.8
Pakistan         0.1      -        -    0.1     0.2        0.2
Other            0.1      -      0.1    0.1     0.2        0.2
                 ---    ---      ---    ---    ----       ----
 Total Sub-
  continent**    0.5      -      0.2    0.5     1.2        1.2
                 ---    ---      ---    ---    ----       ----

Egypt            0.4      -        -    0.2     0.7        0.6
Other            0.2      -      0.1      -     0.3        0.3
                 ---    ---      ---    ---    ----       ----
 Total Middle
  East &
  Africa**       0.5      -      0.1    0.3     0.9        0.9
                 ---    ---      ---    ---    ----       ----

 Total Europe*** 1.3    0.1      0.7    2.2     4.3        4.3

 Total North
  America**      0.2      -      0.1    1.4     1.8        1.8
                 ---    ---      ---    ---    ----       ----

Total
 Worldwide**    $5.2   $0.2     $1.8   $5.5   $12.8      $12.8
                 ===    ===      ===    ===    ====       ====

  *  Includes cash, placements and securities.
 **  Individual items may not add to totals due to rounding.
*** Total exposures at 6/30/99 and 3/31/99 includes $12 million and $20 million of exposures to Russia, respectively.

Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.